EXHIBIT 10.5

                       TRAVEL SERVICES PROMOTION AGREEMENT
                       -----------------------------------


This TRAVEL SERVICES PROMOTION AGREEMENT (hereinafter, the "Agreement") is made and entered into as of the 30th day of November, 2002 by and between Hospitality Group, Inc., a Florida company having a principal address of 1475 West Gateway Boulevard Boynton Beach, FL 33426 (hereinafter, "Hospitality"), and BHC, Inc, a Delaware corporation having a principal address of 14001 63rd Way N, Clearwater, FL 33760 (hereinafter, "BHCI").

                              W I T N E S S E T H:
                              --------------------

     WHEREAS, Hospitality is a franchisee of several Hampton Inn hotels located in South Florida and wishes to offer its travel services on the Internet; and

WHEREAS, BHCI through its wholly owned subsidiary, Book Florida Hotels.com, Inc. provides online marketing and distribution of travel products and services to leisure and small business travelers; and

WHEREAS, the parties wish to enter into an agreement whereby BHCI will market and offer Hospitality's travel services to the public as further set forth herein;

NOW THEREFORE, in consideration of the mutual benefits, obligations, terms and conditions herein contained, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties, it is hereby agreed as follows:

1.     BOOKING  ENGINE,  USER  REGISTRATION  AND  INFORMATION
       ------------------------------------------------------

     (a) During the term of the Agreement, BHCI will feature Hospitality's travel services on its booking engine. For purposes of this Agreement "booking engine" means a database containing availability, schedule, and price information connected to a graphical user interface that allows users of the World Wide Web to make reservations for travel and other services and complete payment for such services.

     (b) BHCI shall create a series of web pages on its booking engine (the "Pages") that will guide its users through the booking process for Hospitality's travel services.

     (c) The Pages shall conform to the graphical user interface utilized by BHCI and shall be jointly approved by the parties.

     (d) Hospitality shall be solely responsible for providing BHCI with complete and accurate information respecting product pricing and availability and for fulfilling all booking requests from BHCI's site users through the Pages.

     (e) BHCI's website users shall not be required to register with or otherwise provide any personal information to BHCI until such time in the booking sequence as a BHCI website user chooses to book or purchase one or more of Hospitality's travel services.



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     (f)  BHCI  shall  collect  information  from its website users who register through the Pages (the "User Information") at such time as such users complete the booking process. User Information shall include, without limitation, updates and corrections to previously provided information as well as any new information, such as usage information, as BHCI may solicit or collect from such other users from time to time, and such other information as the parties may agree from time to time. BHCI will use its best efforts to develop and implement technological and policy safeguards to prevent any unauthorized access by third parties to any User Information.

     2.     REPRESENTATION  BY  BHCI
            ------------------------

     (a) BHCI represents and warrants that is duly organized and validly existing under the laws of the state of Delaware and further represents and warrants that it has full authority to enter into this Agreement and to transact the business herein contemplated, and is fully willing, capable and experienced to perform as provided for herein.

     (b) BHCI shall, through its internet website, www.bookfloridahotels.com (the "Website") offer Hospitality's travel services, (hereinafter, the "Product" or "Products"), to its customers. BHCI shall be fully and solely responsible for the cost of operating the Website and securing qualified purchases of the Product to its customers (the "Travel Customers"). Hospitality shall deliver to BHCI, from time to time, written materials describing its Products to be marketed and offered by BHCI on the Website and such materials shall include a statement of the price and availability of the Products.

     (c) BHCI acknowledges and agrees that Hospitality shall have no responsibility or liability, in respect to any and all matters relating to the identification, attainment, securing and solicitation of Travel Customers by BHCI.

     (d) BHCI shall deliver to Hospitality on a weekly basis all orders from consumers for the sale of Products (hereinafter, "Orders"). BHCI shall provide via facsimile to Hospitality each purchasing consumer's name, address, telephone number, total amount of transaction, salesperson identification and the date and time of the sale. All consumer payments shall be made directly to Hospitality.

     (e) BHCI shall be fully responsible for all costs associated with the marketing of the Products on the Website.

     (f) BHCI shall promptly forward to Hospitality any complaints, letters, demands or other form of communication in respect to the Products or Hospitality received from any consumer solicited by BHCI. BHCI shall be responsible for answering and satisfying consumer complaints in connection with the marketing of the Products up to the point that Hospitality receives and verifies an Order as contemplated by this Agreement. Hospitality shall be responsible for answering and satisfying consumer complaints thereafter. BHCI shall be liable for any representations that are not specifically authorized by Hospitality in writing.

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     (g)     BHCI shall be responsible for complying with any and all applicable registration  and  licensing  requirements.

     (h) BHCI shall perform its business activities in compliance with all federal, state or local government laws, rules or regulations concerning the marketing of the Products while performing its duties pursuant to this Agreement and shall not violate such laws, rules or regulations, and BHCI shall not make any material omission or misrepresentation in the marketing of the Products, specifically including but not limited to the following prohibited activities:

               (i)     Making  misrepresentations  when describing the Products;

               (ii) Failing to disclose in a clear and conspicuous manner, before a customer pays, the total costs of a Product;

               (iii) Misrepresenting, expressly or by implication, any policy or practice relating to whether persons can cancel, rescind, or receive refunds or credits of monies paid for a Product;

               (iv) Misrepresenting, expressly or by implication, that a Product cannot be purchased at some later time or may not otherwise be available after the initial contact, when in fact, such restrictions or limitations do not exist; and

               (v) Representing, implying, or stating to any person that the person has won any product, good or service or will receive any product, good or service free of charge or at no cost, or words of similar meaning or intent, when such representation, implication, or statement is not true.

     (i) BHCI agrees and acknowledges that Hospitality will provide to BHCI conceptual advice on the structure and design of the Website to be used by BHCI in the marketing and sale of the Products (hereinafter, "Promotional Materials"). Both parties agree that it is the intention of this Agreement that all such Promotional Materials shall comply with applicable law.

     (j) BHCI shall indemnify and hold Hospitality and its officers, directors, shareholders and employees harmless from all damages, losses, causes of action, costs and expenses, including reasonable attorney's fees, whether the same be incurred as a result of investigation, defense or prosecution of any claim or cause of action, or any other loss resulting as a consequence of a breach by BHCI of the terms of this Agreement or a breach of any of its representations, warranties or obligations under this Agreement or from any and all misrepresentations or allegations of deceptive trade practices against BHCI or any of its officers, directors, employees, or agents in the offering of the Products.

     (k) Except as otherwise provided herein, BHCI warrants and represents that neither it nor any of its officers, directors, shareholders or employees have ever: (1) been convicted of a felony or misdemeanor involving an alleged violation of any seller of travel or travel agency statute, or fraud, theft, embezzlement, fraudulent conversion or misappropriation of property (for such


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purposes,  a  plea  of nolo contendere is a conviction); (2) had entered against it, him or her a final judgment or order in a civil or administrative action, including but not limited to a stipulated judgment or order, if the complaint or petition in the civil or administrative action alleged acts constituting a violation of any federal or state telemarketing or telephone solicitation statute, fraud, theft, embezzlement, fraudulent conversion or misappropriation of property, the use of untrue or misleading representations in an attempt to sell or dispose of real or personal property, or the use of unfair, unlawful or deceptive business practices; or (3) been subject to any currently effective injunction or restrictive court order relating to business activity as a result of an action brought by a federal, state or local publication or unit thereof, including, but not limited to, an action affecting any vocational license.

     (l) BHCI agrees and acknowledges that it does not and shall not receive a fee, commission or other consideration directly from any consumer for the sale of a Product. BHCI shall not issue any documents in respect to the Products or Hospitality to consumers without the express written consent of Hospitality.

     (m) BHCI agrees and acknowledges that it shall not, at any time during the term of this Agreement and after termination of same, divulge or use for BHCI's own purposes, or for the purposes of any third party, any trade secrets, confidential or business information relating to the business affairs of Hospitality. The parties, by execution hereof, acknowledge that Hospitality has disclosed to BHCI in confidence certain information relating to the business of Hospitality. BHCI, by execution hereof, acknowledges and agrees that disclosure of all such information disclosed by Hospitality to BHCI has been in confidence and is of a confidential nature. BHCI acknowledges and agrees that BHCI, except in pursuit of BHCI's responsibilities and rights hereunder, shall not use such information under this Agreement, during the duration of this Agreement and after termination of this Agreement.

     (n) BHCI expressly understands and agrees that the names of and all information related to consumers who agree to purchase Products are the exclusive property of both BHCI and Hospitality, and BHCI and its officers, directors, shareholders, partners, members and employees, represent and warrant that he, she and it will not (i) use, sell or otherwise make available to others or transfer such consumer names or information related to such consumers in any manner or for any purpose other than as expressly provided for herein or (ii) solicit or attempt to solicit such consumer names for the purchase of any goods, services and programs other than those offered by BHCI, those expressly provided for herein, or those expressly consented to in writing by Hospitality for the term of this Agreement and for a period of one (1) year thereafter.

     3.     REPRESENTATIONS  BY  HOSPITALITY
            --------------------------------

     (a) Hospitality represents and warrants that it is duly organized and validly existing under the laws of the state of Florida, and has full authority to enter into this Agreement and to transact the business herein contemplated.



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     (b)  Hospitality agrees and acknowledges that it shall not intentionally or knowingly violate any federal, state or local governmental laws, rules or regulations concerning the furnishing of Products to the public while performing its duties pursuant to this Agreement.

4.     COMPENSATION  TO  BHCI.
       -----------------------

     (a) Hospitality shall pay BHCI on a monthly basis, commissions for booking of Hospitality travel services by BHCI website users through BHCI's booking engine ("Qualified Bookings") in accordance with the commission schedule set forth in Exhibit 4(a). Payments shall be due and payable on or before the 10th day following the end of each month during which Hospitality shall have received payments for Qualified Bookings. All payments shall be accompanied by a report setting forth in sufficient detail, the calculation of BHCI's commissions and any such other information relating to commissions as BHCI may reasonably request from time to time. To insure compliance with this Section 4(a), Hospitality shall establish reasonable reporting mechanisms concerning Qualified Bookings and the payments due BHCI hereunder.

     (b) BHCI understands and agrees that Hospitality has the right to facilitate all customer requests for cancellation and/or refund demands and/or chargebacks of any Order submitted for funding (hereinafter, "Chargebacks"). BHCI understands and agrees that Hospitality shall deduct the amount of any such Chargebacks from BHCI's next scheduled payments. If there are no such funds in process, BHCI shall automatically assume the financial responsibility for its proportionate amount of consumer refund. Hospitality shall use reasonable business judgment as to what constitutes a valid Chargeback to BHCI. Hospitality shall provide BHCI with the consumer name and reason for such Chargeback.

     (c) BHCI acknowledges and agrees that Hospitality has no control over the acts and omissions of any credit card agency. BHCI further acknowledges that if for any reason a credit card is frozen or cancelled, all funds due to BHCI still being held by such credit card company or other credit card merchant bank in that account, shall not be due and payable to BHCI until such time as the credit card company or credit card merchant bank releases those funds to Hospitality. BHCI shall not contact or attempt to contact any customer of Hospitality for any reason whatsoever except in accordance with the terms of this Agreement.

5.     TERM OF AGREEMENT.  This Agreement shall be in full force and effect from
       ------------------
the date hereof and shall continue for two (2) years thereafter; provided, however, this Agreement may be earlier terminated pursuant to Section 6 hereinbelow. This Agreement shall be automatically renewed for additional terms of one (1) year unless, at least sixty (60) days prior to the expiration of the


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initial  term or any renewal term, either party delivers written notification to the  other  of  termination  of  this  Agreement.

     6.     TERMINATION.  The  parties  shall  have  the right to terminate this
            ------------
Agreement  as  follows:

     (a)  By  mutual  written  consent  of  both  of  the  parties;

     (b) The failure of BHCI to comply with any term or provision of this Agreement shall permit Hospitality to immediately terminate this Agreement;

     (c) The failure of Hospitality to comply with any term or provision of this Agreement shall permit BHCI to immediately terminate this Agreement; provided, however, this failure of compliance may be cured if Hospitality remedies such failure of compliance (satisfactory to BHCI) within seven (7) days after receiving written notice of its occurrence;

     (d) The failure of BHCI to perform its duties hereunder in compliance with any federal, state, county or city law, ordinance or code shall permit
Hospitality  to  immediately  terminate  this  Agreement;

     (e) If any representation or warranty of BHCI shall be shown to be untrue or misleading then Hospitality may immediately terminate this Agreement;

     (f) If any representation or warranty of Hospitality shall be shown to be untrue or misleading then BHCI may terminate this Agreement upon delivery to Hospitality of ten (10) days written notice;

     (g) Hospitality may immediately terminate this Agreement without notice upon the filing of voluntary petition of bankruptcy by BHCI if BHCI shall be adjudicated bankrupt or insolvent, or upon the execution BHCI of an assignment for the benefit of creditors, or upon the appointment of a receiver for BHCI, or upon the commencement of any action against BHCI by any state or Federal regulatory agency; and

     (h) BHCI may immediately terminate this Agreement without notice upon the filing of voluntary petition of bankruptcy by Hospitality or if Hospitality shall be adjudicated bankrupt or insolvent, or upon the execution of Hospitality of an assignment for the benefit of creditors, or upon the appointment of a receiver for Hospitality.

     In the event of termination of this Agreement, BHCI shall surrender all of BHCI's rights granted hereunder and shall thereafter refrain from exercising any of the rights and privileges granted hereunder, including, without limitation, the marketing and selling of the Products. All advertising materials, Promotional Materials, signs, contract forms, and all other documents which Hospitality has made available to BHCI for the purpose of promoting the marketing and sale of its Products shall be returned to Hospitality immediately. The termination of this Agreement shall not affect BHCI's right to receive compensation earned and yet unpaid in accordance with this Agreement.


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     7.     NON-EXCLUSIVITY.  Both  parties  acknowledge  and  agree  that  this
            ----------------
Agreement is a non-exclusive agreement and each party may perform all services set forth herein for unrelated entities without the consent of the other party.

     8.     AGREEMENT NOT TO COMPETE.  BHCI shall devote its best efforts, skill
            -------------------------
and diligence to the conduct of the business contemplated hereunder and shall not provide access to any Travel Customers or information regarding such Travel Customers to third parties which might be confused with or otherwise compete with Hospitality during the term of this Agreement and for a period of one (1) year following the termination of this Agreement.

     9.     AGREEMENT  NOT  TO  SOLICIT  EMPLOYEES.  BHCI agrees that during the
            ---------------------------------------
term of this Agreement and for a period of one (1) year after the termination of this Agreement, it shall not, either directly or indirectly, on its own behalf or on behalf of others, solicit, divert, or hire away, or attempt to solicit, divert or hire away, to its own business or any other business in competition with Hospitality or any person retained by Hospitality now or in the future as a full-time employee, as a part-time employee, or as an Internet promoter.

     10.     NO AFFILIATION.  The parties agree and acknowledge that neither has
             ---------------
any affiliation with the other, nor is either involved in the business or affairs of the other. BHCI agrees and acknowledges that it shall be prohibited from using Hospitality's name in any manner and in any media whatsoever, including but not limited to, written or oral advertising material, unless the same is approved, in advance and in writing, by Hospitality. Hospitality acknowledges that BHCI may be required to publicly file this document with the Securities and Exchange Commission pursuant to its obligations as a public reporting company. BHCI agrees and acknowledges that it shall be prohibited from representing itself to be or holding itself out as affiliated with Hospitality in any manner.

     11.     RELATIONSHIP  OF  THE  PARTIES.  It is specifically agreed that the
             -------------------------------
relationship of the parties hereto shall not be that of an employer and employee or principal and agent. The parties agree that Hospitality shall not have a right of control over and to BHCI. However, Hospitality and BHCI mutually agree as to the objectives and the scope of services required, all as herein set forth. BHCI shall have full power and authority to select the means, manner, and method of performing the work and accomplishing those objectives without detailed direction or control by Hospitality. The parties hereto recognize and agree that no joint venture or partnership arrangement or agreement is intended or created hereby. No agent, employee or servant of BHCI shall be or shall be deemed to be the employee, agent or servant of Hospitality nor shall any agent, employee or servant of Hospitality be or be deemed to be the employee, agent or servant of BHCI. BHCI shall be solely and entirely responsible for its acts and for the acts of its agents, employees, servants and subcontractors during the performance of this Agreement, unless otherwise excepted under the terms of this Agreement. BHCI shall be solely responsible with respect to the compensation payable to its agents, employees, servants and subcontractors and Hospitality shall have no responsibility with respect to the same. Hospitality shall be solely and entirely responsible for its acts and for the acts of its agents, employees, servants and subcontractors during the performance of this Agreement, unless otherwise excepted under the terms of this Agreement. Neither BHCI nor Hospitality shall act on behalf of or represent itself directly or by



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implication  as  having  authority to act on behalf of the other party except as specifically set forth in this Agreement. Neither party shall have the authority to create any obligation for or on behalf of or in the name of the other party, except as specifically set forth herein.

12.     DEFAULT/REMEDIES.  In  the  event of breach of this Agreement or default
        -----------------
of the obligations hereunder, by either party, then, each party shall be entitled to all rights and remedies as may be available under law or in equity as applicable hereto. Specifically, by way of example and not limitation, any party upon breach hereof, shall be liable to the other party for any and all damages provable as a consequence thereof; however, notwithstanding the foregoing, the parties hereto agree that, to the extent that damages are an insufficient remedy in respect to such breach, including but not limited to a breach of the provisions hereof concerning exclusivity, agreements not to compete, agreements not to solicit employees, divulging of confidential or business information, or otherwise engaging in activity which is not able to be remedied by the payment money, then, the parties acknowledge that remedies of specific performance, injunction or other equitable relief may be appropriately sought.

     13.     NOTICES.  Notices required or permitted to be given pursuant to the
             --------
terms and conditions of this Agreement shall be deemed given upon receipt or five (5) days after deposit in the United States Mail, postage prepaid, certified, return receipt, and addressed as follows:

     To  Hospitality:                Hospitality  Group,  Inc.
                                     123  Congress  Avenue
                                     Suite  358
                                     Boynton  Beach,  Florida  33426
                                     Attn:  John  Costas


     To  BHCI:                       BHC,  Inc.
                                     14001  63rd  Way  N
                                     Clearwater,  Florida  33760
                                     Attention:  Scott  G.  Roix


     with  a  copy  to               Kaplan  Gottbetter  &  Levenson,  LLP
                                     630  Third  Avenue
                                     New  York,  New  York  10017
                                     Tel:  212-983-6900
                                     Attention:  Adam  S.  Gottbetter

     14.     ASSIGNMENT.  This  Agreement  shall be binding upon the parties and
             -----------
their respective successors and assigns and neither party shall have the power and right to assign any right or interest in this Agreement without the prior written consent of the other party; provided, however, that BHCI agrees and acknowledges that Hospitality shall have the power and right to assign any right



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or  interest  in  this  Agreement  to  a  company  controlled or operated by any affiliate  of  Hospitality  without  the  prior  written  consent  of  BHCI.

     15.     NO  WAIVER  OF  RIGHTS.  No  failure or delay on the part of either
             -----------------------
party to enforce or exercise any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof, or of any other right, power or privilege. All rights and remedies existing under this Agreement are cumulative to and not exclusive of any rights or remedies otherwise available.

     16.     BENEFIT  OF  OTHERS.  Except  as  otherwise  provided  herein, this
             --------------------
Agreement, together with its amendments as may hereafter be adopted shall inure to the benefit of Hospitality and BHCI, but shall not be deemed to create rights in any other party.

     17.     ENTIRE  AGREEMENT.  This Agreement constitutes the entire agreement
             ------------------
between the parties with respect to the subject matter herein contained. Any agreements, promises, negotiations, representations or other terms not set forth or referred to in this Agreement are of no force and effect.

     18.  MODIFICATION.  This Agreement may not be modified or amended except in
          -------------
writing signed by both parties. The parties agree to fully cooperate in negotiating any changes or modifications to this Agreement as may be necessary to fully comply with any statute or code as may be applicable to matters herein contemplated.

     19.  INTERPRETATION.  Should a provision of this Agreement require judicial
          ---------------
interpretation, it is agreed that the judicial body interpreting or construing the same shall not apply the assumption that the terms hereof shall be more strictly construed against one party by reason of the rule of construction that an instrument is to be construed more strictly against the party which itself or through its agents prepared the same, it being agreed that the agents of all parties have participated or had the opportunity to participate equally in the preparation of this Agreement.

     20.  SURVIVAL.  If any part of this Agreement shall be deemed invalid under
          ---------
applicable law, the remaining parts of this Agreement shall be in full force and effect as though any unenforceable part or parts were not written into this Agreement.

     21.     SECTION HEADINGS.  The section headings appearing in this Agreement
             -----------------
have been inserted for the purpose of convenience and ready reference. They do not purport to, and shall not be deemed to, define, limit or extend the scope of intent of the sections to which they appertain.

     22.     ATTORNEY'S  FEES.  In  the event either party is required to resort
             -----------------
to legal action to enforce any of the covenants of this Agreement, then the Court shall award reasonable attorney's fees and costs to the prevailing party.

     23.     APPLICABLE  LAW.  This Agreement shall be governed by and construed
             ----------------
according to the laws of the State of Florida. Any action to enforce this Agreement shall be brought in the State of Florida, County of Palm Beach, which



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shall  be  deemed  the  proper  venue  for  all  purposes.

                        [SIGNATURES APPEAR ON NEXT PAGE]




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IN  WITNESS  WHEREOF,  this  Agreement  is executed as of the day and year first above  written.


                                              HOSPITALITY:

                                              HOSPITALITY GROUP, INC., a Florida
                                              corporation.


                                              By:  /s/ John Costas
                                                   -----------------------------
                                                   John  Costas,  President



                                              BHCI:

                                              BHC, Inc, a Delaware corporation


                                              By:  /s/ Scott G. Roix
                                                   ---------------------------
                                                   Scott  G.  Roix,  President



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